Income taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income taxes
Income taxes

The components of the income tax provision are as follows:

Provision for income taxes	Year ended Dec. 31,
(in millions)	2018	2017	2016
Current tax expense (benefit):
Federal	$902	$(99)	$823
Foreign	442	388	327
State and local	119	74	153
Total current tax expense	1,463	363	1,303
Deferred tax (benefit) expense:
Federal	(556)	36	(75)
Foreign	9	14	(14)
State and local	22	83	(37)
Total deferred tax (benefit) expense:	(525)	133	(126)
Provision for income taxes	$938	$496	$1,177

In December 2017, the Tax Cuts and Jobs Act of 2017 (“U.S. tax legislation”) was signed into law in the United States. U.S. GAAP requires companies to recognize the effect of tax law changes on deferred tax assets and liabilities and other recognized assets in the period of enactment. Also in December 2017, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No.118 (“SAB 118”). SAB 118 allows the recording of a provisional estimate to reflect the income tax impact of the U.S. tax legislation and provides a measurement period up to one year from the enactment date. Due to the timing of the enactment and the complexity involved in applying the provisions of the U.S. tax legislation, we recorded a provisional tax benefit of $710 million in the fourth quarter of 2017.

In 2018, we completed our analysis of the U.S. tax legislation and filed our 2017 income tax returns, taking into account new Internal Revenue Service (“IRS”) guidance. Accordingly we recorded an additional $70 million tax benefit for remeasurement of our net deferred tax liability.

The U.S. tax legislation provided a one-time deemed repatriation tax on undistributed foreign earnings and profits (“repatriation tax”). In 2017, we recorded $723 million provisional repatriation tax. In 2018, we completed our analysis of foreign earnings taking into account new IRS guidance and reduced the repatriation tax by $36 million.

The components of U.S. tax legislation are as follows:

Income tax (benefit) expense
(estimated in millions)	2018	2017
Remeasurement of net deferred tax liabilities	$(70)	$(1,472)
Repatriation tax	(36)	723
Other items	—	39
Net income tax (benefit)	$(106)	$(710)

The components of income before taxes are as follows:

Income before taxes	Year ended Dec. 31,
(in millions)	2018	2017	2016
Domestic	$3,008	$2,699	$3,147
Foreign	2,184	1,911	1,578
Income before taxes	$5,192	$4,610	$4,725

The components of our net deferred tax liability are as follows:

Net deferred tax liability	Dec. 31,
(in millions)	2018	2017
Depreciation and amortization	$2,060	$1,960
Pension obligation	300	283
Renewable energy investment	295	278
Lease financings	130	151
Equity investments	65	65
Repatriation	—	617
Securities valuation	(15)	11
Credit losses on loans	(54)	(55)
Reserves not deducted for tax	(143)	(103)
Employee benefits	(266)	(287)
Other assets	(65)	(85)
Other liabilities	189	186
Net deferred tax liability	$2,496	$3,021

We believe it is more likely than not that we will fully realize our deferred tax assets. This conclusion is based on financial results and profit forecasts.

We have completed our analysis of the U.S. tax legislation’s impact to foreign earnings and the amount of foreign earnings considered permanently reinvested abroad. As of Dec. 31, 2018, we had approximately $250 million of earnings attributable to foreign subsidiaries that have been permanently reinvested abroad and for which no local distribution tax provision has been recorded. If these earnings were to be repatriated, the estimated tax liability as of Dec. 31, 2018 would be up to $50 million.
The statutory federal income tax rate is reconciled to our effective income tax rate below:

Effective tax rate	Year ended Dec. 31,
	2018	2017	2016
Federal rate	21.0%	35.0%	35.0%
State and local income taxes, net of federal income tax benefit	2.1	1.8	1.6
Foreign operations	0.5	(4.2)	(5.6)
Tax credits	(3.3)	(3.7)	(2.2)
Tax-exempt income	(0.8)	(1.9)	(1.8)
Leverage lease adjustment	—	(1.4)	(0.9)
FDIC Assessment	0.5	—	—
Stock compensation	(0.6)	(1.1)	—
U.S. tax legislation	(1.7)	(13.3)	—
Other – net	0.4	(0.4)	(1.2)
Effective tax rate	18.1%	10.8%	24.9%

Unrecognized tax positions
(in millions)	2018	2017	2016
Beginning balance at Jan. 1, – gross	$128	$146	$649
Prior period tax positions:
Increases	6	20	8
Decreases	(8)	(4)	(40)
Current period tax positions	9	10	16
Settlements	(32)	(44)	(477)
Statute expiration	—	—	(10)
Ending balance at Dec. 31, – gross	$103	$128	$146

Our total tax reserves as of Dec. 31, 2018 were $103 million compared with $128 million at Dec. 31, 2017. If these tax reserves were unnecessary, $103 million would affect the effective tax rate in future periods. We recognize accrued interest and penalties, if applicable, related to income taxes in income tax expense. Included in the balance sheet at Dec. 31, 2018 is accrued interest, where applicable, of $22 million. The additional tax expense related to interest for the year ended Dec. 31, 2018 was $8 million, compared with $12 million for the year ended Dec. 31, 2017.

It is reasonably possible the total reserve for uncertain tax positions could decrease within the next 12 months by approximately $20 million as a result of adjustments related to tax years that are still subject to examination.

Our federal income tax returns are closed to examination through 2013. Our New York State, New York City and UK income tax returns are closed to examination through 2012.